Related party transactions	6 Months Ended
Jun. 30, 2021
Related party transactions [abstract]
Related party transactions	Related party transactions
Members of the Executive Board and Other Executive Members
For each of the period presented, the following compensation was granted to the members of the Executive Committee of the Company and were recognized as expense:

(in thousands of euro)	June 30, 2021	June 30, 2020

Personnel and other short-term employee benefits	1,881	1,461
Extra pension benefits	—	—
Share-based compensation	538	336
Executive Board Members and other Executive Members compensation	2,419	1,797
Odile Laurent was appointed as members of the Other Executive Members on January 22, 2020 as human resources director.
Personnel and other short-term employee benefits correspond to amounts included in personnel expenses for the six-month periods ended June 30, 2021 and 2020 respectively.
Members of the Supervisory Board
The Company recognized a provision of €176 thousand for attendance fees (jetons de presence) relating to the six months ended June 30, 2021. This amount includes the compensation for the Chairman of the Supervisory Board.
Related parties
Novo Nordisk A/S is a shareholder, Supervisory Board member and is related to the Company by three licensing agreements related to the drug-candidates lirilumab, monalizumab and avdoralimab. Under the terms of the agreements, Novo Nordisk A/S is eligible to receive milestone payments as well as royalties on future sales. As of June 30, 2021, the Company has no liability to Novo Nordisk A/S.
AstraZeneca is a shareholder and is related to the Company through several collaboration and option licensing or license agreements for different drug candidates (monalizumab, avdoralimab, IPH5201 and preclinical molecules) and a license agreement for the rights of the drug Lumoxiti. The payments between the two companies as well as the liabilities and receivables as of June 30, 2021 are as follows:

	As of June 30,2021
(in thousands of euro)	Payments	Assets/Liabilities

Collection (AstraZeneca to the Company) / Receivables	1,711	1,813
Payments (the Company to AstraZeneca) / Liabilities	(5,531)	(13,368) (1)
Total	(3,820)	(11,555)

(1) This amount includes the provision for charges of $6,200 thousand (€5,217 thousand as of June 30, 2021) relating to the payment to be made to AstraZeneca on April 30, 2022 under the Lumoxiti transition and termination agreement effective as of June 30, 2021.

BPI is a board member and and has granted the Company a loan (PTZI) and an interest-free advance. The loan (PTZI) is fully repaid on June 30, 2021. Regarding the repayable advance, it is considered non-repayable by the Company on June 30, 2021 in accordance with the terms specified in the financing contract signed with BPI in August 2020, in view of the technical and commercial failure of the project, given the results of the Phase 2 “Force” trial evaluating avdoralimab in COVID-19, published on July 6, 2021 (see note 9 and 13.2).

Hervé Brailly is Chairman of the Supervisory Board of the Company and member of the Strategic Committee of Mi-mAbs, a company with which the Company entered into a framework service agreement on February 2, 2021 for the provision by Mi-mAbs of services in the framework of the generation of monoclonal antibodies, the production of monoclonal antibodies or associated antibodies, or the pharmacological characterization in vitro or in vivo of potential drug candidates belonging to the Company. The maximum amount of sums paid by the Company under this contract is capped at €600 thousand. The contract was concluded for a period of one year, from January 1, 2021 to December 31, 2021.

Subsidiaries
The business relationships between the Company and its subsidiary are governed by intra-group and commercial agreements, concluded at market standard conditions on an arm’s length basis.